SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement          |_|  Soliciting Material Under Rule
|_|  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials

                     First Litchfield Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5)   Total fee paid:

--------------------------------------------------------------------------------
|_|  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

--------------------------------------------------------------------------------
     2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     3)   Filing Party:

--------------------------------------------------------------------------------
     4)   Date Filed:

--------------------------------------------------------------------------------

                     FIRST LITCHFIELD FINANCIAL CORPORATION


                                 PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS





                                  May 16, 2007

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 16, 2007

         To the Shareholders of First Litchfield Financial Corporation:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of First Litchfield Financial Corporation (the "Company") will be held at 3:00 p.m. on Wednesday, May 16, 2007 at the Torrington Country Club, Route 4, Goshen, Connecticut, for the following purposes:

1. To elect five (5) shareholders to the Board of Directors, four (4) of whom will serve for a term of three (3) years and one (1) who will serve for a term of two (2) years, and until their successors are elected and qualified, as described in the Proxy Statement.

2. To ratify the appointment of McGladrey & Pullen, LLP as the Company's independent auditors for the year ending December 31, 2007.

3.       To adopt the First  Litchfield  Financial  Corporation  2007 Restricted
         Stock Plan.

4. To transact such other business as may properly come before the meeting, or any adjournments thereof.

         Only those Shareholders of record at the close of business on the 3rd day of April, 2007 are entitled to notice of, and to vote at this Annual Meeting. A list of those Shareholders will be available for inspection by shareholders for ten (10) days preceding the meeting at the office of the Assistant Secretary of the Company at the Company's main office, 13 North Street, Litchfield, Connecticut, and will also be available for inspection by shareholders at the Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS OF
                                          FIRST LITCHFIELD FINANCIAL CORPORATION

                                          /s/ George M. Madsen

                                          George M. Madsen
                                          Secretary

April 24, 2007

SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN, AND RETURN THE ENCLOSED PROXY AS
                                                                              --
SOON AS POSSIBLE  REGARDLESS  OF WHETHER  THEY PLAN TO ATTEND THE  MEETING.  ANY
----------------
PROXY GIVEN BY A SHAREHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED, AND ANY SHAREHOLDER WHO EXECUTES AND RETURNS A PROXY AND WHO ATTENDS THE ANNUAL MEETING MAY WITHDRAW THE PROXY AT ANY TIME BEFORE IT IS VOTED AND VOTE HIS OR HER SHARES IN PERSON. A PROXY MAY BE REVOKED BY GIVING NOTICE TO MICHELLE QUIGLEY, ASSISTANT SECRETARY OF FIRST LITCHFIELD FINANCIAL CORPORATION, IN WRITING PRIOR TO THE TAKING OF A VOTE.

            Proxy Statement of First Litchfield Financial Corporation

                        ANNUAL MEETING OF SHAREHOLDERS OF
                     FIRST LITCHFIELD FINANCIAL CORPORATION
                                  May 16, 2007

                             SOLICITATION OF PROXIES

         The enclosed proxy (the "Proxy") is solicited by the Board of Directors of FIRST LITCHFIELD FINANCIAL CORPORATION (the "Company"), 13 North Street, Litchfield, Connecticut, 06759, for use at the Annual Meeting of Shareholders, to be held on Wednesday, May 16, 2007, and at any and all adjournments thereof. Any Proxy given may be revoked at any time before it is actually voted on any matter in accordance with the procedures set forth in the Notice of Annual Meeting. This Proxy Statement and the enclosed form of Proxy are being mailed to shareholders (the "Shareholders") on or about April 24, 2007. The cost of preparing, assembling and mailing this Proxy Statement and the material enclosed herewith is being borne by the Company. In addition to this solicitation by mail, directors, officers and employees of the Company, and its subsidiary The First National Bank of Litchfield (the "Bank"), without additional compensation, may make solicitations personally or by telephone. Upon request, the Company will reimburse banks, brokerage firms and others holding shares in their names or in the names of nominees for their reasonable out-of-pocket expenses in forwarding Proxies and Proxy materials to the beneficial owners of such shares.

                       OUTSTANDING STOCK AND VOTING RIGHTS

         The Board of Directors of the Company has fixed the close of business on April 3, 2007 as the Record Date (the "Record Date") for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 2,257,546 shares of the common stock of the Company (par value $.01 per share) were issued and outstanding and held of record by approximately 423 Shareholders (the "Common Stock"), each of which shares is entitled to one vote on all matters to be presented at the Annual Meeting. The holders of one-third of the Company's Common Stock must be present, in person or by proxy, at the Annual Meeting to constitute a quorum. Abstentions and broker non-votes are not treated as having voted in favor of any proposal and are counted as present for establishing a quorum. No other class of the Company's capital stock is outstanding or entitled to vote at the Annual Meeting. Assuming the presence of a quorum at the Annual Meeting, directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy and entitled to vote. The affirmative vote of the majority of the votes cast is required to ratify the appointment of the Company's independent auditors and to approve the 2007 Restricted Stock Plan. Shareholders' votes will be tabulated by the persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting.

         If the enclosed form of Proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed but unmarked Proxies will be voted FOR the election of the five (5) nominees for election to the Board of Directors; FOR ratification of appointment of McGladrey & Pullen, LLP as the Company's independent auditors for the year ending December 31,

2007; and FOR approval of the 2007 Restricted Stock Plan. The Board of Directors does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the Proxy will vote the shares represented by such Proxy upon such matters as determined by a majority of the Board of Directors. The proxies confer discretionary authority to vote on any matter of which the Company did not have notice at least 45 days prior to the date of the Annual Meeting.

                  SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS

         The following table includes certain information as of April 3, 2007 regarding the principal shareholders (the "Principal Shareholders") of the Company. With the exception of the Principal Shareholders listed below, the Company is not aware of any beneficial owner of five percent (5%) or more of the Company's Common Stock. Percentages are based on 2,257,546 shares of the Company's Common Stock issued and outstanding as of April 3, 2007.

                                                               Percent of
Name and Address               Number of Shares and Nature     Outstanding
of Beneficial Owner            of Beneficial Ownership (1)     Common Stock
-------------------            ---------------------------     ------------

William J. Sweetman                115,780(2), (3)                   5.13%
101 Talmadge Lane
Litchfield, CT 06759

Helen W. Buzaid                    121,872                           5.40%
68 Deer Hill Ave.
Danbury, CT 06810

---------------------
1. The definition of beneficial owner includes any person who, directly or indirectly, through any contract, agreement or understanding, relationship or otherwise, has or shares voting power or investment power with respect to such security.
2. Includes options to purchase 1,202 additional shares of the Company's Common Stock.
3. Includes 14,998 shares owned by an estate as to which individual has voting power as fiduciary of said estate.

                                  PROPOSAL (1)
                              ELECTION OF DIRECTORS

         The Board of Directors of the Company is divided into three (3) classes, each class being approximately equal in size. Each class of directors will stand for re-election once every three (3) years. Directors are elected by a plurality of the votes of shares present in person or represented by proxy at the meeting and entitled to vote.

         Pursuant to the Company's Certificate of Incorporation and Bylaws, the Board has fixed the number of directorships at thirteen (13). At this Annual Meeting, five (5) directors are to be elected. The following four (4) directors, whose terms expire at the 2007 Annual Meeting, are to be elected each for a term of three (3) years and until their successors are elected and qualified: George
M. Madsen, Alan B. Magary, William J. Sweetman and Patricia D. Werner. The term of Gregory S.

Oneglia will also expire at the 2007 Annual Meeting. In order to make each class of directors approximately equal in size, Mr. Oneglia is to be elected for a term of two (2) years until his successor is elected and qualified. Each nominee is now serving as a director. Each of the five (5) directors whose terms expire at this meeting, are nominated for re-election and each has indicated a willingness to serve as a director. If any of them become unavailable, the Proxy may be voted for a nominee or nominees who would be designated by the Board of Directors.

         There are no arrangements or understandings between any of the directors or any other persons pursuant to which any of the above directors have been selected as directors.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT
             SHAREHOLDERS VOTE FOR THE ELECTION OF ITS NOMINEES FOR
                                    DIRECTOR

         The following sets forth the name and age of each nominee (the first five (5) directors listed), and each director who will continue his or her term of office, the year in which each was first elected a director of the Company and the Bank, and the principal occupation and business experience of each during the past five (5) years:

                              NOMINEES FOR ELECTION

                     Position Held with                          Expiration Date
Name & Age           the Company                                 of Current Term
----------           -----------------------------               ---------------

Gregory S.           Director of the Company                           2007
Oneglia              and of the Bank since
2002 (1)
(59)

George M.            Director of the Company                           2007
Madsen               and of the Bank since 1988 (2)
(73)

Alan B.              Director of the Company                           2007
Magary               and of the Bank since 2002 (3)
(64)

William J.           Director of the Company                           2007
Sweetman             and of the Bank since 1990 (4)
(60)
Patricia D.          Director of the Company                           2007
Werner               and of the Bank since 1996 (5)
(60)

                            CONTINUING DIRECTORS

                     Position held with                          Expiration Date
Name & Age           the Company                                 of Current Term
----------           -----------------------------               ---------------
Joseph J.            President and Chief Executive                     2009
Greco                Officer and Director of the Company
(56)                 and of the Bank since 2002 (6)

Perley H.            Director of the Company                           2009
Grimes, Jr.          since 1988 and of the
(62)                 Bank since 1984 (7)

Charles E.           Director of the Company                           2009
Orr                  since 1988 and of the
(71)                 Bank since 1981 (8)

Kathleen A.          Director of the Company                           2008
Kelley               and of the
(54)                 Bank since 2004 (9)

H. Ray               Director of the Company                           2008
Underwood            and of the Bank since 1998 (10)
(53)

Patrick J.           Director of the Company                           2008
Boland               and of the
(59)                 Bank since 2006 (11)

John A.              Director of the Company                           2008
Brighenti            and of the
(52)                 Bank since 2006 (12)

Richard E.           Director of the Company                           2008
Pugh                 and of the
(63)                 Bank since 2006 (13)

-----------------
1. Mr. Oneglia is Vice-Chairman of O&G Industries, Inc. since 2000. Mr. Oneglia served as President of O&G Industries, Inc. from 1997 to 2000.
2. Mr. Madsen is retired. He formerly served as President of Roxbury Associates, Inc.
3. Mr. Magary is retired. He served as principal of Magary Consulting Services through December 1999.
4. Mr. Sweetman is the President and Owner of Dwan & Co., Inc.
5. Ms. Werner is the head of the Washington Montessori Association, Inc.
6. Mr. Greco has served as the President and Chief Executive Officer of the Company and the Bank since June 2002. Mr. Greco served as President and Chief Executive Officer of Marketing Solutions from 1998 to 2002, and served as Senior Vice President of Hudson United Bancorp from 1993 to 1997.
7. Mr. Grimes is a Partner in the Law Firm of Cramer & Anderson.
8. Mr. Orr is retired. He served as President of New Milford Volkswagen, Inc. until April 2002.

9. Ms. Kelley is the principal in the firm Kelley & Company, CPA's.
10. Mr. Underwood is Secretary and Treasurer of Underwood Services, Inc.
11. Mr. Boland is retired. He formerly served as Chief Operating Officer of Credit Suisse Inc.
12. Mr. Brighenti is Vice President of Avon Plumbing & Heating.
13. Mr. Pugh is retired. He formerly served as President and Chief Executive Officer of New Milford Hospital.

                              CORPORATE GOVERNANCE
                              --------------------

The Board of Directors and Its Committees

         The Board of Directors of the Company met thirteen (13) times in 2006. With the exception of William J. Sweetman, all directors attended at least 75% of the aggregate of the total number of meetings of the board of directors and the total number of meetings held by all committees of the Board on which such director served during 2006. The Company does not maintain an attendance policy for directors at the Company's Annual Meetings. Eight of the then ten directors of the Company attended the Company's Annual Meeting on May 17, 2006.

Board of Directors' Communications with Shareholders

         While the Company's Board of Directors does not have a formal process for shareholders to send communications to the Board, the volume of such communications has historically been de minimus. Accordingly, the Board considers the Company's informal process to be adequate to address the Company's needs. Historically, such informal process has functioned as follows: A Board recipient of a shareholder communication would forward same to the Chairman and Chief Executive Officer for appropriate discussion by the Board and the formulation of an appropriate response. Shareholders may forward written communications to the Board by addressing such comments to the Board of
Directors of First Litchfield Financial Corporation, 13 North Street, Litchfield, Connecticut 06759.

         The Board of Directors has established several standing committees to assist in the discharge of its responsibilities. All members are appointed annually and serve until their successors are named. All committees report their deliberations and recommendations to the Board. The principal responsibilities, membership and number of meetings of each committee are described below.

Nominating Committee

         The Nominating Committee met two (2) times in 2006. The current Committee members, all of whom are "independent" in accordance with the independence standards of the American Stock Exchange ("AMEX"), are: Perley H. Grimes, Jr., George M. Madsen, Charles E. Orr and H. Ray Underwood. This Committee reviews and evaluates potential candidates for nomination to the Boards of Directors of the Company and the Bank, respectively, and recommends proposed nominees for election as members of the Boards of Directors and committees.

         While the Nominating Committee does not have a formal charter or written policy, the Company has procedures and guidelines for the selection and election of directors.

         The procedure for nomination of directors by the Nominating Committee is as follows:

         1. The Nominating Committee, selected by the Board from among its members, identifies potential candidates with input from management and other directors and obtains background information on candidates.

         2. The Nominating Committee presents proposed candidates to the Board before contacting such candidates.

         3.       The Nominating  Committee approaches the candidate and if such
                  candidate   is   interested,   he  or  she   fills   out   the
                  questionnaire.

         4. After review of the questionnaire, the Board or Nominating Committee decides whether to nominate the candidate.

         In addition, the Company's Bylaws include procedures for nominations by shareholders. A copy of the Company's Bylaws is available by sending a written request to or by calling George M. Madsen, Secretary, 13 North Street,
Litchfield, Connecticut 06759; (860) 567-8752. The Nominating Committee's process for identifying and evaluating nominees for director, including nominees recommended by shareholders, has historically operated informally and without any differences in the manner in which nominees recommended by shareholders are evaluated.

         The Nominating Committee considers factors such as those summarized below in evaluating Director candidates and believes that the Company's Bylaws and the qualifications and considerations such as those enumerated below provide adequate guidance and flexibility in evaluating candidates.

         o Experience in business or a profession, either active currently or recently retired, and ability to contribute sound judgment to Bank matters.
         o  Participation in community affairs.
         o Residency, whether home or business in the Company's primary marketing area.
         o  Ability to refer desirable business to the Bank.
         o  Having integrity, ethical character and good reputation.
         o  Candidates must be less than 65 years of age when first elected.
         o Candidates should be willing and able to attend Board meetings and Board committee Meetings (each director must participate on at least one committee) on a regular basis.
         o Candidates should not be employed by, or a partner, in any corporation or business firm which already has an employee or partner on the Board.
         o  Candidates should not be close relatives of any member of the board.
         o  Candidates must not be a director of any other bank.
         o Candidates should not have any significant conflict of interest with the Company or the Bank which cannot be satisfactorily handled by full disclosure and abstention of voting when appropriate.

         The Company has not paid a fee to any third party or parties to identify or assist in identifying or evaluating potential nominees. The Nominating Committee does not discriminate on the basis of sex, race, color, gender, national origin, religion or disability in the evaluation of candidates. All nominees for election as directors at the 2007 Annual Meeting were nominated by the Nominating Committee and Board of Directors.

Compensation Committee

         The Company does not have a Compensation Committee. Rather, the Bank has a Compensation Committee. The Compensation Committee met three (3) times in 2006. The Compensation Committee consists solely of independent directors, in accordance with the AMEX Independence Standards. The current Committee members are: Alan B. Magary, Gregory S. Oneglia, Charles E. Orr, Richard E. Pugh and Patricia D. Werner. The Compensation Committee is responsible for developing policies relating to employee compensation, benefits and incentives, annually evaluating the president and chief executive officer, and making recommendations concerning salaries and other types of compensation to the full Board of Directors of the Bank. The full Board of Directors of the Company reviews and approves this Committee's recommendations. The Compensation Committee does not have a charter.

Compensation Committee Report

         The Compensation Committee has reviewed and discussed with management the Company's Compensation Discussion and Analysis section of this Proxy Statement. Based on such review and discussions, the Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement. The Compensation Discussion and Analysis is incorporated by reference into the Company's Annual Report on Form 10-K for the year ended December 31, 2006.

                                 April 23, 2007
                     First Litchfield Financial Corporation
                             Compensation Committee:

                                 Alan B. Magary
                               Gregory S. Oneglia
                                 Charles E. Orr
                                 Richard E. Pugh
                               Patricia D. Werner

         The foregoing Report of the Company's Compensation Committee is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this Report shall not be deemed "soliciting material," filed with the SEC, subject to Regulation 14A and 14C of the SEC or subject to the liabilities of Section 18 of the Exchange Act.

Compensation Committee Interlocks and Insider Participation

         No person who served as a member of the Compensation Committee during 2006 was a current or former officer or employee of the Company or any of its subsidiaries or, except as disclosed below, engaged in certain transactions with the Company required to be disclosed by regulations of the SEC. Additionally, there were no compensation committee "interlocks" during

2006, which generally means that no executive officer of the Company served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of the Compensation Committee of the Company.

Audit/Compliance and Security Committee

         The Audit/Compliance and Security Committee (the Audit Committee) met seven (7) times in 2006. The current Committee members are: Patrick J. Boland, John A. Brighenti, Alan B. Magary, Kathleen A. Kelley and H. Ray Underwood. In addition, the Bank's Audit Liaison, Judith Leger, attends the Audit Committee Meetings. Subject to the more detailed descriptions set forth in its written Charter, this Committee is responsible for oversight of the internal audit function, internal accounting controls, security programs and selection of independent accountants. As of the date of this Proxy Statement, each of the Audit Committee Members is an "independent director" under the AMEX Listing Standards. The members of the Audit Committee bring a range of education, business and professional experience that is beneficial to the Audit Committee's function of the Company and the Bank and is sufficient to enable the Audit Committee to fulfill its responsibility. The Board has determined that Kathleen
A. Kelley is an "audit committee financial expert."

Audit Committee Report

         The following Report of the Company's Audit Committee is provided in accordance with the rules and regulations of the Securities and Exchange
Commission (the "SEC"). Pursuant to such rules and regulations, this report shall not be deemed "soliciting material," filed with the SEC, subject to Regulation 14A and 14C of the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act").

                     FIRST LITCHFIELD FINANCIAL CORPORATION
                             AUDIT COMMITTEE REPORT

         The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2006 with management. The Audit Committee has also reviewed and discussed with McGladrey & Pullen, LLP ("McGladrey"), the Company's independent auditors, certain matters specified in Statement on Auditing Standards No. 61, communication with Audit Committees, as may be modified or supplemented.

         The Audit Committee has received the written disclosures and the letter from McGladrey required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed McGladrey's independence with respect to the Company with McGladrey.

         Based on the review and discussions referred to in this audit committee report, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the SEC.
                     First Litchfield Financial Corporation
                                Audit Committee:

                          Kathleen A. Kelley, Chairman
                                Patrick J. Boland
                                John A. Brighenti
                                 Alan B. Magary
                                H. Ray Underwood

                    SECURITY OWNERSHIP OF DIRECTORS, NOMINEES
                             AND EXECUTIVE OFFICERS

         The following table sets forth the number and percentage of Common Stock beneficially owned by each current Director, each of the Executive Officers named in the Summary Compensation Table, and the Directors and Executive Officers as a group at April 3, 2007. Percentages are based on 2,257,546 shares of the Company's Common Stock issued and outstanding as of April 3, 2007.

                                   Common Shares
     Name Of                      Beneficially Owned
Beneficial Owner                 At April 3, 2007 (1)      Percent of Class
-----------------                --------------------      ----------------

Joseph J. Greco                         1,697                   .08%

Patrick J. Boland                         525                   .02%

John A. Brighenti                         210                   .01%

Perley H. Grimes, Jr.                  15,019 (2)               .67%

Kathleen A. Kelley                      1,113                   .05%

George M. Madsen                       17,294                   .77%

Alan B. Magary                            254 (3)               .01%

Gregory S. Oneglia                     16,944 (3)               .75%

Charles E. Orr                         16,950 (3)               .75%

Richard E. Pugh                            52                   .00%

William J. Sweetman                   115,780 (4)              5.13%

H. Ray Underwood                        3,738                   .17%

Patricia D. Werner                      4,635 (5)               .21%

Carroll A. Pereira                     10,848 (3),(6)           .48%

Joelene E. Smith                          269                   .01%

Robert E. Teittinen                        10 (3)               .00%

All Directors and Executives          205,338                  9.10%

Officers as a group (17 persons)
--------------------------------

-----------------------
1. The definition of beneficial owner includes any person who, directly or indirectly, through any contract, agreement or understanding, relationship or otherwise has or shares voting power or investment power with respect to such security.
2. Includes options to purchase 1,202 shares of Common Stock.
3. Includes shares owned by, or as to which voting power is shared with, spouse or children.
4. Includes 14,998 shares owned by an estate as to which individual has voting power as fiduciary of said estate. In addition, the total for Mr. Sweetman includes options to purchase 1,202 shares of Common Stock.
5. Includes options to purchase 601 shares of Common Stock.
6. Includes options to purchase 10,352 shares of Common Stock.

                               EXECUTIVE OFFICERS

         The following table sets forth information concerning the current Executive Officers of the Company and/or the Bank. Unless otherwise indicated, each person has held the same or a comparable position for the last five years.

Name and Age                      Position Held with the Company and/or Bank
------------                      ------------------------------------------

Joseph J. Greco (56)              President, Chief Executive Officer
                                  and Director of the Company and of the Bank since 2002 (1)

Carroll A. Pereira (51)           Treasurer of the Company, Senior Vice
                                  President and Chief Financial Officer of the Bank since 1984

Joelene E. Smith (48)             Senior Vice President and Operations Officer
                                  of the Bank since 2003 (2)

Robert E. Teittinen (56)          Senior Vice President and Senior Loan Officer
                                  of the Bank since 2005 (3)

Frederick F. Judd III (42)        Senior Vice President and Trust Officer of the
                                  Bank since 2006 (4)

1. Mr. Greco has served as President and Chief Executive of the Company and Bank since June 17, 2002. Prior to joining the Bank and Company, Mr. Greco served as President and Chief Executive Officer of Marketing Solutions from 1998 to 2002, and served as Senior Vice President of Hudson United Bancorp from 1993 to 1997.
2. Ms. Smith has served as Senior Vice President and Operations Officer of the Bank since 2003. Prior to that, Ms. Smith served as Vice President of Operations and Information Systems and in similar capacities since her employment with the Bank in 1977.
3. Mr. Teittinen has served as Senior Vice President and Senior Loan Officer of the Bank since 2005. Prior to joining the

Company, Mr. Teittinen was a Senior Vice President with TD Banknorth and headed up their Waterbury Commercial Lending Unit from 2002 to 2005. He served as Vice President of Webster Bank from 1995 to 2002 and Vice President of Shawmut National Bank from 1989 to 1995.
4. Mr. Judd has served as Senior Vice President and Senior Trust and Wealth Management Officer of the Bank since 2006. Prior to joining the Company, Mr. Judd was a Senior Vice President and Regional Manager with Webster Financial Advisors from 2003 to 2006. He served as Vice President of Business Development of Webster Financial Advisors from 1999 to 2003. Prior to that, he served as Vice President and Managing Partner of Bookwalter & Associates from 1993 to 1999.

                             EXECUTIVE COMPENSATION

                      Compensation Discussion and Analysis

Overview of First Litchfield Financial Corporation

         First Litchfield Financial Corporation is a bank holding company that, through its subsidiary, The First National Bank of Litchfield, offers commercial banking, trust and wealth management services to its customers. The Executive Officers of First Litchfield Financial Corporation are also executive officers of The First National Bank of Litchfield. Executive officers of the Company currently receive no separately allocated compensation in their capacities as executive officers of the Company but are compensated as executive officers of the Bank.

         The Compensation Committee ("Compensation Committee") reviews and approves compensation levels for the executive officers and oversees and administers the executive compensation programs. The Company currently pays no direct compensation to any of its officers because the Company's officers are compensated as officers of the Bank.

         For  purposes  of  this   Compensation   Discussion  and  Analysis  the
compensation plans and practices of the Company are considered the same as the Bank.

         Set forth below is a discussion of the Bank's compensation program as it pertains to its principal executive officer, principal financial officer, and the Company's other most highly-compensated executive officers in 2006. These five persons are referenced throughout as the "Named Executive Officers." The discussion focuses on compensation and practices relating to the most recently completed fiscal year.

Compensation Philosophy and Objectives

         The Company's general compensation philosophy is to provide an overall compensation that is sufficient to attract, motivate and retain employees of outstanding ability and potential. The Company's compensation decisions within this philosophy are guided by two key principles:

         o First, actual compensation over time should be driven by the Company's and the employee's performance; and
         o Second, compensation should be aligned with the interests of the Company's shareholders.

         The elements of compensation consist of a salary,  short-term incentive
compensation,   long-term  incentive  compensation,  benefits,  perquisites  and certain post-employment  compensation.  The

Company believes that these elements in combination provide a compensation which is competitive with similarly situated companies in the financial services industry.

Setting Executive Compensation

         Based on the foregoing philosophy and objectives, the Compensation Committee assesses the compensation provided to the Named Executive Officers based on the individual's performance and overall performance of the Company. In making compensation decisions, the Committee makes reference to published compensation survey data from organizations that conduct compensation surveys of financial services organizations. The Committee reviews the total compensation for the executive officers relative to the published compensation surveys.

         The Committee receives recommendations from the Chief Executive Officer regarding compensation for other executive officers, including the Named Executive Officers (other than the Chief Executive Officer). The Committee considers, but is not bound to and does not always accept, the Chief Executive Officer's recommendations with respect to executive compensation. The Committee uses these recommendations as a component of its overall assessment of executive performance before making any final decisions regarding adjustments to compensation for individual executives. The performance measures include financial and non-financial objectives.

2006 Executive Compensation Components

         For the fiscal year ending December 31, 2006, the primary components of compensation for the Named Executive Officers were:

         o        Salary;
         o        Short-term Incentive Compensation;
         o        Long-term Incentive Compensation;
         o        Benefits and Perquisites; and,
         o        Certain Post-employment Compensation

Salary

         The Bank has established salary ranges for all management positions. For the named executives, the Compensation Committee additionally takes into consideration an individual's performance, level of expertise, responsibilities, length of service to the Company and comparable levels of remuneration paid to executives of other companies of comparable size and development within the industry. The individual does not participate in the review, discussion or decisions of the Compensation Committee regarding this remuneration.

         The  Committee  reviews  the  Chief  Executive  Officer's   performance
annually and adjusts his compensation. The annual review is based on an assessment of the Chief Executive

Officer's performance as measured by such factors as the Company's financial performance, attainment of objectives, development and execution of strategic initiatives. The Committee also utilizes annual survey information of salaries paid to chief executive officers of peer banks and other financial institutions. On the basis of all of the foregoing, the Committee granted Mr. Greco an increase in salary of $10,000 for 2007. The Chief Executive Officer does not participate in the review, discussion or decision of the Committee regarding his remuneration.

         The Company provides the Named Executive Officers and other executive officers with a salary to compensate them for services rendered during the fiscal year. A salary range exists for each Named Executive Officer. Salary ranges are determined for each executive according to his or her position and responsibility and compensation data as disclosed by published compensation surveys. Actual salaries are determined by the Committee, subject to Board approval, and determined based on the following primary factors:

         o        Compensation  data  as  disclosed  by  published  compensation surveys;
         o Internal review of the executive's compensation, both individually and relative to other officers;
         o Individual performance of the executive; and the recommendation of the Chief Executive Officer relative to the performance of the individual Named Executive Officers. Performance factors include adherence to budget; completion of assigned projects; and, support of strategic initiatives; and
         o        Level   of    experience    relative    to   the    position's
                  responsibilities.

Other than Mr. Teittinen, who received an increase in salary of $10,000 for 2007, the Chief Executive Officer recommended that no adjustment be made to the compensation paid to the remaining Named Executive Officers in 2007, based upon the overall performance of the Company in 2006.

Short-term Incentive Compensation

         The Company has a Management Incentive plan for senior management and officers in key positions of the Bank, including the Named Executive Officers. This plan recognizes that both salary and incentive compensation play important roles in attracting, retaining and motivating that talent, which is critical to the success of the Company. The Management Incentive Plan includes components that tie both Company-wide and individual goals to incentive compensation. Company-wide goals include achieving net income levels in accordance with the Company's annual budget. Individual goals are determined based on strategic and annual business objectives for each executive's area of responsibility.

         The Company utilized the services of Clark Consulting, a compensation consulting firm to assist the Committee in the development of this plan. The Company continues to utilize the service of Clark Consulting to perform peer group analysis on different forms of compensation to ensure that the Bank's compensation levels remain competitive as well as to keep the Committee current of various incentive and benefit plans available in the Bank's market place. In 2005, in accordance with achieving the Plan's Company-wide and individual officer goals, Mr. Greco was awarded incentive compensation of approximately 6.7% of his salary, Mr. Newton, Mrs. Pereira, and Mr. Teittinen were awarded incentive compensation equal to approximately 5% of their respective salaries. These awards were paid in 2006. No awards were earned with respect to the Company's 2006 performance.

Long-term Incentive Compensation

         The Bank has entered into Long Term Incentive Retirement Agreements (the "Executive Incentive Agreements") with certain Executive Officers, including the Named Executive Officers, to encourage the Executives to remain employees of the Bank. The Executive Incentive Agreements trigger the award of deferred bonuses to the Executive Officers if specified Bank performance objectives are achieved based upon a formula approved by the Board of Directors and upon which tax deferred earnings will accrue at rates which will generally range between 4% and 15%. Amounts are awarded after the end of each fiscal year. Such awards will immediately vest 20% per additional year of service subsequent to the year with respect to which the award is granted with 100% vesting upon a change in control, termination without cause, or at normal retirement or at age 55 with 20 years of service. No awards were earned with respect to the Company's 2006 performance.

         In concert with the Executive Incentive Agreements, the Bank has invested in universal cash surrender value life insurance with a cash surrender value of $9.6 million as of December 31, 2006. Insurance policies were acquired on the lives of all but two (2) of the Bank's Executive Officers and four (4) non-senior officers, which are designed to recover the costs of the Bank's Executive Incentive Agreements. The policy death benefit has been structured to indemnify the Bank against the death benefit provision of these benefit agreements. The policies were paid with a single premium. Policy cash values will earn interest at a current rate of approximately 4.0% and policy mortality costs will be charged against the cash value monthly. There are no load or surrender charges associated with the policies. For additional information regarding Executive Incentive Agreements, see "Long Term Incentive and Deferred Compensation Plans" below.

         Because the Committee believes that equity-based incentive compensation is a valuable means to align executive officers with shareholder interests and motivate management to increase shareholder value in the long term, the Company's Board approved a Restricted Stock Plan which will be submitted to Shareholders at the Annual Meeting. The 2007 Restricted Stock Plan, if approved by Shareholders, will provide that up to 25,000 shares of Common Stock may be issued to the Company's Executive Officers and other key employees. For more information regarding the proposed Restricted Stock Plan, please see Proposal
(3), Approval of the 2007 Restricted Stock Plan, below.

Post-employment Compensation

         Effective January 1, 2006, the Bank entered into supplemental retirement agreements with Joseph J. Greco and Carroll A. Pereira. At December 31, 2006, accrued supplemental retirement benefits pursuant to such agreements recognized for purposes of financial reporting was $96,000. Upon retirement of such Executives, the Agreements provide for payments to these individuals ranging from 10% to 25% of the three year average of the executive's compensation prior to retirement for the life expectancy of the executive at the retirement date.

Benefits and Perquisites

         The Named Executive Officers participate in employee benefit programs available to other employees of the Company. These benefits include life insurance, medical and dental care programs, long-term disability insurance, health savings accounts, as well as participation in the Bank's 401k and ESOP programs. The Company previously had a defined benefit pension plan that was discontinued and frozen in 2005. Certain Named Executive Officers had accrued benefits under the plan that have been frozen and do not accrue any additional benefit under the previously discontinued plan.

         The Company provides certain Named Executive Officers with other recurring cash and non-cash forms of compensation not normally available to other employees of the Company. These include Executive Life Insurance benefits and Executive Disability Insurance. Also, in 2006, the Company paid country club membership annual dues for Joseph J. Greco, to be used for business development, networking and other business-related purposes that are intended to benefit the Company. The Company determined that such fees were reasonable in relation to the potential benefits from Joseph J. Greco's activities and that paying for these fees is consistent with the practices of other financial services organizations with which the Company competes for executive talent. In addition as part of its compensation package, the Company also provides Joseph J. Greco with a monthly car allowance. The Company does not pay club membership dues or a monthly car allowance for any of the other Named Executive Officers.

Change in Control Agreements

         The Company has entered into Change in Control Agreements with certain key employees, including the Named Executive Officers. The Agreements are designed to promote stability and continuity of senior management and provide the Company's executives with the ability to fairly negotiate a potential corporate transaction on behalf of shareholders. The Company believes such agreements are necessary to attract, retain, and motivate executive talent. For a summary of the terms of the Change in Control Agreements and information regarding the payments and benefits that each Named Executive Officer would receive upon a change in control of the Company, see "Potential Payments Upon Termination or Change in Control" set forth below.

Tax Considerations

         The Committee intends that all incentive payments be deductible unless maintaining deductibility would undermine the Company's ability to meet its primary compensation objectives or is otherwise not in the Company's best interest. At this time, all compensation paid by the Company to the Named Executive Officers is deductible under Section 162(m) of the Internal Revenue Code. The Company also takes into account the tax effects of various forms of compensation and the potential for excise taxes to be imposed on the Company's executive officers which might have the effect of frustrating the purpose(s) of such compensation.

         In addition, the Company has not provided any executive officer or director with a gross-up or other reimbursement for tax amounts the executive might pay pursuant to Section 280G of the Internal Revenue Code. Section 280G and related Internal Revenue Code sections provide that executive officers and directors who hold significant shareholder interests, and certain other service providers could be subject to significant additional taxes if they receive payments or benefits in connection with a change in control of the Company that exceeds certain limits, and that the Company or its successor could lose a deduction on the amounts subject to the additional tax.

                           SUMMARY COMPENSATION TABLE

         The following table provides certain information regarding the compensation paid to the Named Executive Officers of the Company for services rendered in all capacities during the fiscal year ended December 31, 2006. All compensation expense was paid by the Bank.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Non-Qualified
                                                                              Non-Equity       Deferred
   Name and Principal                                    Stock     Option   Incentive Plan   Compensation      All Other
        Position             Year      Salary    Bonus   Awards    Award     Compensation      Earnings       Compensation    Total
                                        ($)       ($)     ($)       ($)          ($)            ($)(1)            ($)          ($)
------------------------------------------------------------------------------------------------------------------------------------
          (a)                 (b)       (c)       (d)     (e)       (f)          (g)              (h)             (i)          (j)
------------------------------------------------------------------------------------------------------------------------------------
Joseph J. Greco -             2006    236,032                                 17,600 (2)       82,830          50,303(3)     386,765
President and Chief
Executive Officer of
the Bank and
Company
------------------------------------------------------------------------------------------------------------------------------------
Frederick F. Judd III         2006    144,996                                                                   7,581 (4)    152,577
- Senior Vice
President and Trust
Officer of the Bank
------------------------------------------------------------------------------------------------------------------------------------
Carroll A. Pereira -          2006    125,850                                    7,216 (2)     12,918          54,386 (5)    200,370
Treasurer of the
Company, Senior
Vice President and
Chief Financial
Officer of the Bank
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Teittinen           2006    131,032                                     3,900 (2)                    14,428 (6)    149,360
- Senior Vice
President, Senior
Loan Officer of the
Bank
------------------------------------------------------------------------------------------------------------------------------------
John S. Newton -              2006      60,628                                   87,294 (7)                     9,410 (8)    157,332
Senior Vice
President and Trust
Officer of the Bank
------------------------------------------------------------------------------------------------------------------------------------

1. Amount represents an accrued expense associated with the supplemental employee retirement plan for the benefit of the Named Executive Officers.
2. Cash incentive bonus earned in 2005 but was paid in 2006
3. Amount includes the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer $13,692. Amount also includes fees paid to country clubs $10,150, vehicle allowance $2,568, medical insurance $3,860, health savings account $5,000, dental insurance $699, life insurance $1,050, long-term disability insurance $396, executive life insurance $4,918, executive disability insurance $3,770, and contributions to the ESOP for the Named Executive Officer $4,200.
4. Amount represents payments for medical insurance $4,729, dental insurance $412, life insurance $525, long-term disability insurance $271 and executive life insurance $1,644.
5. Amount includes the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer $7,514. Additionally, the amount includes $30,508 which can be attributed to the exercise of stock options by the Named Executive Officer. This amount also includes medical insurance $9,553, dental insurance $699, life insurance

$1,050, long-term disability insurance $311, executive life insurance $1,087, executive disability insurance $896 and contributions to the ESOP for the Named Executive Officer $2,768.
6. Amount includes the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer $1,950. Amount also represents payments for medical insurance $1,504, health savings account $2,500, dental insurance $234, life insurance $1,050, long-term disability insurance $318, executive life insurance $5,876 and executive disability insurance $996.
7. Amount includes cash incentive bonus of $4,000 which was earned in 2005 but paid in 2006. Amount also includes $83,294 for the payout of Mr. Newton's long term incentive plan upon his retirement.
8. Amount includes the Bank's matching contribution to the Bank's 401(k) plan for the benefit of the Named Executive Officer $3,055. Amount also represents payments for medical insurance $3,161, dental insurance $182, life insurance $284, long-term disability insurance $146 and contributions to the ESOP for the Named Executive Officer $2,582.

Agreements with Management

         While there are no employment contracts between the Company and any of its Executive Officers, there are change of control agreements between the Bank and its Executive Officers. These agreements provide that in certain instances, if the Executive Officer is terminated or reassigned within twenty-four (24) months following the occurrence of a change of control (as such term is defined in the Change of Control Agreements), then such individual shall be entitled to receive an amount as provided by such agreement equal to twenty-four (24) months salary, reasonable legal fees and expenses incurred by the Executive Officer as a result of such termination or reassignment, and continued participation in certain benefit plans.

         More information regarding such Change in Control Agreements is provided below under "Potential Payments upon Termination or Change in Control".

Agreements with Employees

         While there are no employment contracts between the Company and any of its employees, there are change of control agreements between the Bank and twenty (20) employees who have been employed by the Bank for more than ten years. These agreements provide that in certain instances, if the employee is terminated or reassigned within six (6) months following the occurrence of a change of control (as such term is defined in the Change of Control Agreements), then such individual shall be entitled to receive an amount as provided by such agreement equal to six (6) months salary, reasonable legal fees and expenses incurred by the employee as a result of such termination or reassignment, and continued participation in certain benefit plans.

1994 Stock Option Plan for Officers and Outside Directors

         On May 4, 1994, Shareholders approved a stock option plan for officers and outside directors of the Company and the Bank, respectively (the "1994 Stock Option Plan"). The Plan expired on May 4, 1999.

Outstanding Equity Awards at Fiscal Year-End

         The following table sets forth outstanding option awards and unvested stock awards held by the Bank's Named Executive Officers and Directors as of December 31, 2006.


----------------------------------------------------------------------------------------------------------------------------------
                        Option Awards                                                   Stock Awards
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Equity
                                                                                                              Equity    Incentive
                                                                                                            Incentive     Plan
                                                                                                    Market     Plan      Awards:
                                                                                                    Value    Awards:    Market or
                                                       Equity                                         of      Number     Payout
                                                      Incentive                          Number     Shares      of      Value of
                                                        Plan                               of         or     Unearned   Unearned
                                                       Awards:                           Shares     Units    Shares,     Shares,
                        Number of      Number of      Number of                         or Units      of     Units or   Unites or
                        Securities    Securities     Securities                         of Stock    Stock     Other       Other
                        Underlying    Underlying     Underlying                           That       That     Rights     Rights
                       Unexercised    Unexercised    Unexercised   Option                 Have       Have   That Have     That
                         Options        Options       Unearned    Exercise    Option       Not       Not       Not      Have Not
                           (#)            (#)          Options     Price    Expiration   Vested     Vested    Vested     Vested
       Name            Exercisable   Unexercisable       (#)        ($)        Date        (#)       ($)       ($)         ($)
----------------------------------------------------------------------------------------------------------------------------------
Carroll A. Pereira        5,176            0              0          9.48     1/29/08       0         0         0           0
Carroll A. Pereira        5,176            0              0         12.52     1/29/09       0         0         0           0
Perley H. Grimes, Jr        601            0              0          8.08     6/01/07       0         0         0           0
Perley H. Grimes, Jr        601            0              0         11.36     6/01/08       0         0         0           0
William J. Sweetman         601            0              0          8.08     6/01/07       0         0         0           0
William J. Sweetman         601            0              0         11.36     6/01/08       0         0         0           0
Patricia D. Werner        3,544            0              0          8.10     5/04/07       0         0         0           0
Patricia D.  Werner         601            0              0         11.36     6/01/08       0         0         0           0


----------------------------------------------------------------------------------------------------------------------------------

Option Exercises and Stock Vested

         The following table sets forth information with respect to each of the Named Executive Officers concerning the exercise of stock options and the vesting of stock during the fiscal year ended December 31, 2006.

---------------------------------------------------------------------------------------------------------------
                                        Option Awards                                Stock Awards
---------------------------------------------------------------------------------------------------------------
                        Number of Shares                               Number of Shares
                          Acquired on         Value Realized on          Acquired on          Value Realized on
                            Exercise               Exercise                Vesting                 Vesting
Name                          (#)                   ($)(1)                   (#)                     ($)
---------------------------------------------------------------------------------------------------------------
Carroll A. Pereira           1,951                  30,508                    0                       0
---------------------------------------------------------------------------------------------------------------

---------------------
1. Value realized calculated based on the difference between the market price of the Company's Common Stock on the date of exercise and the exercise price.

401(k) Plan

         The Bank offers an employee savings plan under Section 401(k) of the Internal Revenue Code. Under the terms of the Plan, employees may contribute up to 10% of their pre-tax compensation. For the years ended December 31, 2006 and 2005, the Bank made matching contributions equal to 50% of participant contributions up to the first 6% of pre-tax compensation of a contributing participant. The Bank also made a contribution of 3% of pre-tax compensation for all eligible participants regardless of whether the participant made voluntary contributions to the 401(k) plan. Participants vest immediately in both their own contributions and the Bank's contributions. Employee savings plan expense was $202,563 and $178,279 for 2006 and 2005, respectively.

Employee Stock Ownership Plan

         In 2005, the Bank established an Employee Stock Ownership Plan ("ESOP"), for the benefit of its eligible employees. The ESOP invests in the stock of the Company providing participants with the opportunity to participate in any increases in the value of Company stock. Under the ESOP, eligible employees, which represent substantially all full-time employees, are awarded shares of the Company's stock which are allocated among participants in the ESOP in proportion to their compensation. The Board determines the total amount of compensation to be awarded under the plan. That amount of compensation divided by the fair value of the Company's shares at the date the shares are transferred to the plan determines the number of shares contributed to the plan. Dividends are allocated to participant accounts in proportion to their respective shares. For the year ended December 31, 2005, $67,592 was charged to operations under the ESOP. There were no amounts charged to operations during 2006. During 2006, the Company contributed 2,414 shares to the ESOP which are held by the ESOP at December 31, 2006. The Company did not contribute any shares to the ESOP during 2005. Under the terms of the ESOP, the Company is required to repurchase shares from participants upon death or termination. The fair value of shares subject to repurchase at December 31, 2006 is approximately $50,000.

                          POST EMPLOYMENT COMPENSATION

Noncontributory Defined Benefit Pension Plan

         The Bank has a noncontributory defined benefit pension plan that covers substantially all employees who have completed one year of service and have attained age 21. The benefits are based on years of service and the employee's compensation during the last five (5) years of employment. The Bank's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in ERISA, plus such additional amounts as the Bank may determine to be appropriate from time to time. During the first quarter of 2005, the Bank's pension plan was curtailed.

         The plan was frozen effective May 1, 2005. No new employees will be eligible for the Plan and no further benefits will be earned. Benefits payable at normal retirement age (generally age 65) to an existing participant will be based on service and participation credit and earnings history through May 1, 2005.

         Pension benefits are based upon average salary (determined as of each November 15th) during the highest five (5) consecutive plan years of services prior to the date the plan was frozen. The amount of the annual benefit is 1.55% of average salary per year of service (to a maximum of 25 years). This benefit formula may be modified to conform with changes in the pension laws. Internal Revenue Code Section 401 (a)(17) limits earnings used to calculate qualified plan benefits to $210,000 for 2005. This limit was used in the preparation of the following table.

------------------------------------------------------------------------------------------
                                                                 Present
                                              Number of         Value of         Payments
                                           Years Credited      Accumulated     During Last
                                               Service           Benefit       Fiscal Year
     Name                  Plan Name             (#)               ($)             ($)
------------------------------------------------------------------------------------------
      (a)                    (b)                 (c)             (d)(1)            (e)
------------------------------------------------------------------------------------------
                       First National
                       Bank of
Joseph J. Greco        Litchfield
                       Pension Plan               2              11,962             0
------------------------------------------------------------------------------------------
                       First National
                       Bank of
Carroll A. Pereira     Litchfield
                       Pension Plan              19              81,348             0
------------------------------------------------------------------------------------------

1.       Column  (d)  -  assumptions   for  calculating  the  Present  Value  of
         Accumulated Benefit:

         Discount rate:    5.50%
         Mortality table:  194 Group  Mortality  Table RP2000 Healthy  Annuitant
                           Table projected to 2015 - used for postretirement only; no pre-retirement mortality assumption was included.

Long Term Incentive and Deferred Compensation Plans

         During November and December 2000, the Bank entered into Long Term Incentive Retirement Agreements (the "Executive Incentive Agreements") with its Executive Officers to encourage the Executives to remain employees of the Bank. In November, 2005, and April 2006, the Bank entered into Long Term Incentive Retirement Agreements with Robert Teittinen, the Bank's Senior Vice-President and Senior Loan Officer and Frederick F. Judd III, the Bank's Senior Vice-President and Senior Trust Officer. The Executive Incentive Agreements provide for the award of deferred bonuses of from 4.6% to 16.1% of the Executive Officer's base salary if the Bank's earnings growth is at least 5% and its return on equity is at least 11%; the formula for such awards may be revised by the Board of Directors. Amounts are awarded after the end of each fiscal year. No awards were earned with respect to the Company's 2006 performance. Tax-deferred earnings on such awards accrue annually on such amounts at a rate equivalent to the rate of appreciation in the Company's stock price in the preceding year, with a guaranteed minimum of 4% and a maximum of 15%. Such awards are immediately vested with respect to 20% of the award and an additional 20% vests for each additional year of service and the award is 100% vested upon a change in control, upon termination disability, at normal retirement of 65 or retirement at age 55 with 20 years of service. If the Executive Officer dies while serving as an executive officer of the Bank, the amount payable to the participant's beneficiary is equivalent to the participant's projected retirement benefit (as defined in the Executive Incentive Agreements). Upon retirement, the Executive Officer's total deferred compensation, including earnings thereon, may be paid out in one lump sum, or paid in equal annual installments over fifteen (15) years, during which payout period earnings continue to accrue at the rate in effect at the date of retirement; in the case of early retirement, the Executive

Officer may elect to defer commencement of the payment of benefits, during which period earnings continue to accrue at the rate in effect at the date of early retirement.

         In concert with the Executive and Director Incentive Agreements (described below), the Bank has invested in universal cash surrender value life insurance with a cash surrender value of $9.6 million as of December 31, 2006. Insurance policies were acquired on the lives of all but two (2) of the Bank's Executive Officers, four (4) non-senior officers and all but one (1) of the Bank's directors which are designed to recover the costs of the Bank's Executive and Director Incentive Agreements. The policy death benefit has been structured to indemnify the Bank against the death benefit provision of these benefit agreements. The policies were paid with a single premium. Policy cash values will earn interest at a current rate of approximately 4.0% and policy mortality costs will be charged against the cash value monthly. There are no load or surrender charges associated with the policies.

Supplemental Retirement Plan

         Effective January 1, 2006, the Bank entered into supplemental retirement agreements with Joseph J. Greco and Carroll A. Pereira. At December 31, 2006, accrued supplemental retirement benefits of $96,000 are recognized in the Company's balance sheet related to these plans for these individuals. Upon retirement, the plans provide for payments to these individuals ranging from 10% to 25% of the three year average of the executive's compensation prior to retirement for the life expectancy of the executive at the retirement date.

---------------------------------------------------------------------------------------------------------------------

                        Executive          Registrant        Aggregate                                  Aggregate
                     contributions in   contributions in    earnings in          Aggregate           balance at last
                         last FY             last FY          last FY    withdrawals/distributions         FYE
       Name                ($)                 ($)              ($)                 ($)                    ($)
---------------------------------------------------------------------------------------------------------------------
       (a)                 (b)                 (c)              (d)                 (e)                    (f)
---------------------------------------------------------------------------------------------------------------------
Joseph J. Greco             0                82,830              0                   0                   82,830
---------------------------------------------------------------------------------------------------------------------
Carroll A. Pereira          0                12,918              0                   0                   12,918
---------------------------------------------------------------------------------------------------------------------

Potential Payments Upon Termination or Change in Control

         Pursuant to the Change in Control Agreements between the Company and each of the Named Executive Officers, each executive is eligible to receive payments and other benefits, subject to certain conditions described below, in the event the executive is terminated, involuntarily reassigned more that fifty
(50) miles from Litchfield, Connecticut, or has an involuntary reduction in compensation, duties or responsibilities during the twenty-four (24) month period following a change in control.

         For purposes of the Agreements, a "Change in Control" means the occurrence of one or more of the following events:

         (a) The acquisition of fifty percent (50%) or more of any class of equity securities of the Company by any person (or persons working in concert) or entity after the date hereof;

         (b) The acquisition of fifty percent (50%) or more of any class of equity securities of the Bank by any person or entity other than the Company;

         (c) A merger, consolidation or reorganization to which the Bank or the Company is a party, if, as a result thereof, individuals who were directors of the Bank or Holding Company, immediately before such transaction shall cease to constitute a majority of the Board of Directors of the surviving entity;

         (d) A sale of all or substantially all of the assets of the Bank or the Company to another party;

         (e) The assumption of all or substantially all of the deposits of the Bank by another party other than the Federal Deposit Insurance Corporation; or

         (f) During any twenty-four (24) month period, individuals who at the beginning of such period constitute the Board of Directors of the Bank and the Company, cease for any reason (other than death or disability) to constitute at least a majority thereof unless the election or the nomination for election by the stockholders of the Bank and the stockholders of Company, respectively, of each new director was approved by a vote of at least a majority of the directors of the Bank or of Company as applicable, then still in office who were directors of the Bank or the Company, as applicable, at the beginning of the period.

         The circumstances in which and the estimated amounts to be paid to the Named Executive Officers under the Agreements are as follows:

         (a) If, within twenty-four (24) months after a Change in Control as defined above, shall have occurred, the Named Executive Officers' employment with the Bank terminates or is reassigned (except by an agency acting with proper jurisdiction, or by a board of directors for cause or as a result of death, retirement or disability), then the Bank and/or its successor shall pay the Named Executive Officers within five (5) days after the Date of Termination an amount equal to the sum of:

                  (i) Two (2) years of Named Executive Officer's annual compensation based upon the most recent aggregate base salary paid to the Named Executive Officer in the twelve (12) month period immediately preceding his/her termination or reassignment less amounts previously paid to Employee from the date of Change in Control; plus

                  (ii) Reasonable legal fees and expenses incurred by the Named Executive Officer as a result of such termination or reassignment (including all such fees and expenses, if any, incurred in contesting or disputing any such termination or reassignment or in seeking to obtain or enforce any right or benefit provided for by the Change in Control Agreement).

         (b) The Bank and/or its successors shall maintain in full force and effect for the Named Executive Officer's continued benefit, for the two (2) year period beginning upon a Change in Control, all life insurance, medical, health and accident and disability policies, plans, programs or arrangements which were in effect immediately prior to the Change in Control.

         (c) In the event the Named Executive Officer should obtain other employment or be compensated for services rendered to any depository or lending institution, then any payments provided for in the agreements shall be reduced by any compensation earned by the Named Executive Officer as the result of employment or consulting after the Date of Termination or Reassignment.

         (d) It is the intention of the parties to the Agreements that no payments by the Bank to or for the Named Executive Officer's benefit under the Agreements shall be non-deductible to the Bank by reason of the operation of Section 280G of the
                  Internal Revenue Code. Accordingly, if by reason of the operation of said Section 280G of the Internal Revenue Code, any such payments exceed the amount that can be deducted by the Bank, the amount of such payments shall be reduced to the maximum that can be deducted by the Bank. To the extent that payments in excess of the amount that can be deducted by the Bank have been made to and for the Named Executive Officer's benefit, they shall be refunded with interest at the applicable rate provided under Section 1274(d) of the Internal Revenue Code, or at such other rate as may be required in order that no such payment to or for the Named Executive Officer's benefit shall be non-deductible pursuant to Section 280G of the Internal Revenue Code. Any payments made under the agreements that are not deductible by the Bank as result of losses that have been carried forward by the Bank for Federal tax purposes, shall not be deemed a nondeductible amount.

         Assuming a December 31, 2006 termination event, the aggregate value of payments and benefits to which each Named Executive Officer would be entitled in the event the executive terminates employment would be as follows:

     -------------------------------------------------------------------
                                           Benefit and
                              Salary          Health
             Name            Payments        Programs         Total
                                ($)            ($)             ($)
     -------------------------------------------------------------------
     Joseph J. Greco         470,000         38,498          508,498
     -------------------------------------------------------------------
     Carroll A. Pereira      250,000         27,169          277,169
     -------------------------------------------------------------------
     Robert E. Teittinen     260,000         24,679          284,679
     -------------------------------------------------------------------
     Frederick F. Judd III   350,000         26,800          376,800
     -------------------------------------------------------------------

         Additional information regarding Post-Employment Compensation is set forth in the Compensation Discussion and Analysis portion of this Proxy Statement.

                         BOARD OF DIRECTORS COMPENSATION

         In 2006, each director of the Company who was not an employee of the Bank, received $400 for each Board meeting attended and $350 for each committee meeting attended. The Chairman of the Board of Directors also receives an annual retainer of $7,500 and each non-officer director of the Company also receives an annual retainer of $6,000 for serving as a director. Directors who are employees of the Bank receive no additional compensation for their services as members of the Board or any Board committee.

                                                 Director Compensation Table

 -----------------------------------------------------------------------------------------------------------------------------
                                                                                     Change in
                                                                                   Pension Value
                                                                                  and Nonqualified
                                                                   Non-Equity         Deferred
                            Fees Earned or     Stock    Option   Incentive Plan     Compensation       All Other
          Name               Paid in Cash     Awards    Awards    Compensation        Earnings        Compensation     Total
 -----------------------------------------------------------------------------------------------------------------------------
                                ($)(1)          ($)      ($)         ($)(2)             ($)               ($)           ($)
 -----------------------------------------------------------------------------------------------------------------------------
 Patrick J. Boland              10,550           0        0            0                 0                 0            10,550
 -----------------------------------------------------------------------------------------------------------------------------
 John A. Brighenti               11,450          0        0            0                 0                 0            11,450
 -----------------------------------------------------------------------------------------------------------------------------
 Joseph J. Greco                  0(3)           0        0            0                 0                 0              0
 -----------------------------------------------------------------------------------------------------------------------------
 Perley H. Grimes, Jr.           18,150          0        0          7,325               0             10,984 (4)       36,459
 -----------------------------------------------------------------------------------------------------------------------------
 Kathleen A. Kelley              16,000          0        0          5,870               0                 0            21,870
 -----------------------------------------------------------------------------------------------------------------------------
 George M. Madsen                18,550          0        0          7,757               0                 0            26,307
 -----------------------------------------------------------------------------------------------------------------------------
 Alan B. Magary                  15,400          0        0          6,749               0                 0            22,149
 -----------------------------------------------------------------------------------------------------------------------------
 Gregory S. Oneglia              16,750          0        0          7,325               0                 0            24,075
 -----------------------------------------------------------------------------------------------------------------------------
 Charles E. Orr                  19,650          0        0          9,547               0                 0            29,197
 -----------------------------------------------------------------------------------------------------------------------------
 Thomas A. Kendall                1,150          0        0          4,200               0             13,399 (5)      18,749
 -----------------------------------------------------------------------------------------------------------------------------
 Richard E. Pugh                  5,700          0        0            0                 0                 0             5,700
 -----------------------------------------------------------------------------------------------------------------------------
 William Sweetman                10,250          0        0          5,021               0             11,242 (4)      26,513
 -----------------------------------------------------------------------------------------------------------------------------
 H. Ray Underwood                17,500          0        0          6,173               0                 0           23,673
 -----------------------------------------------------------------------------------------------------------------------------
 Patricia D. Werner              12,850          0        0          6,446               0                 0           19,296
 -----------------------------------------------------------------------------------------------------------------------------

---------------
1. All directors' fees are paid in cash.
2. Amount represents awards granted pursuant to the Long Term Incentive and Deferred Compensation Plans which were earned in 2005 and paid in 2006. All amounts in the Director Incentive Agreements will be immediately vested with respect to 20% of the award and an additional 20% is vested for each additional year of service, with 100% vesting upon a change in control, at normal retirement at age 72, regardless of years of service, or retirement prior to age 72 with at least ten years of service.
3. As an officer of the Company and Bank, Director Greco received no compensation for his services as a Director.
4. Amount represents the value of stock options that were previously issued and vested, that were exercised in 2006. The value is based on the difference between the option price and market price on the date of exercise.
5. Amount represents payout of long term incentive award to Mr. Kendall upon his retirement from the Board.

Long Term Incentive and Deferred Compensation Plans

         During November and December 2000, the Bank entered into Long Term Incentive Retirement Agreements with each of its Directors (the "Director Incentive Agreements") to reward past service and encourage continued service of each Director. In December 2002, the Bank entered into Long Term Incentive Retirement Agreements with two newly appointed directors, Gregory S. Oneglia and Alan B. Magary. In September 2004, the Bank entered into a Long Term Incentive Retirement Agreement with director, Kathleen A. Kelley.

         The Director Incentive Agreements will award a director with a right to earn and defer the receipt of a bonus in an amount or percentage ranging from 14.5% to 50%, depending on the return on equity in the preceding year and earnings growth in the preceding year, provided that there is no award if the return on equity in the preceding year is less than 11% and earnings growth in the preceding year is less than 5%, of the director's retainer, meeting fees and committee fees. Earnings accrue annually on such amounts at a rate equivalent to the appreciation in the Company's stock price in the preceding year, with a guaranteed minimum of 4% and a maximum of 15%. No awards were earned with respect to the Company's 2006 performance. All amounts in the Director Incentive Agreements will be immediately vested with respect to 20% of the award and an additional 20% is vested for each additional year of service, with 100% vesting upon a change in control, at normal retirement at age 72, regardless of years of service, or retirement prior to age 72 with at least ten years of service. If the Director becomes disabled prior to retirement, the Director will receive the entire balance in their deferral account at termination of employment. Upon retirement, the Director's total deferred compensation, including earnings thereon, may be paid out in one lump sum, or paid in equal annual installments over ten (10) years, during which payout period earnings continue to accrue as stated above.

Directors' Fees Plan

         The Bank offers Directors the option to defer their Directors' fees. If deferred, the fees are held in a trust account with the Bank. The Bank has no control over the trust. The market value of the related trust assets and corresponding liability was $198,960 and $313,579 at December 31, 2006, and 2005, respectively. During 2005, the plan was amended to cease the deferral of any future fees.

Policies and Procedures for the Review, Approval or Ratification of Transactions with Related Persons

         Pursuant to the Company's written Code of Ethics and Conflicts of Interest Policy, all business dealings and transactions between the Company and its officers, directors, principal shareholders and employees or their related interests, must be conducted in an arm's-length fashion. Any consideration paid or received by the Company in such a transaction must be on terms and under circumstances that are substantially the same or as favorable as those prevailing at the time for comparable business dealings with unaffiliated third parties. Related parties of the Company must fully disclose to the Board of Directors any personal interest they have in matters affecting the Company.

                  TRANSACTIONS WITH RELATED PERSONS, PROMOTERS,
                           AND CERTAIN CONTROL PERSONS

         The Bank has had and expects to have in the future, transactions in the ordinary course of its business with Directors, Officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others, on terms that do not involve more than the normal risk of collectibility or present other unfavorable features. The aggregate dollar amount of these loans was $2,471,904 and $2,874,780 at December 31, 2006 and 2005, respectively. During 2006, $234,271 of new loans were made, and repayments totaled $1,114,905. At December 31, 2006, all loans to Officers, Directors, principal shareholders and their associates were performing in accordance with the contractual terms of the loans.

         Perley H. Grimes, Jr., Director of the Company and the Bank is a partner in Cramer & Anderson, a law firm which renders certain legal services to the Bank in connection with various matters. During 2006 and 2005, the Bank paid Cramer & Anderson $30,700 and $66,180, respectively for legal services rendered, a portion of which was reimbursed to the Bank by third parties.

         Gregory Oneglia, Director of the Company and the Bank, is a one-sixth owner of property that is leased by the Bank for a branch. During 2006 and 2005, the Bank paid rent expense for that property in the amount of $42,300.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires that the Company's directors, executive officers, and any person holding more than ten percent (10%) of the Company's Common Stock file with the SEC reports of ownership and changes in ownership of the Company's Common Stock and that such individuals furnish the Company with copies of the reports.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, with the exception of Perley H. Grimes, Jr., who filed a Form 4 late, the Company believes that all of its executive officers and directors complied with all Section 16(a) filing requirements applicable to them.

                                  PROPOSAL (2)
             RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

         The Audit Committee, in its capacity as a committee of the Board of Directors has selected McGladrey & Pullen, LLP as independent auditors to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2007. McGladrey & Pullen, LLP has served as the accountants for the Company for the fiscal year ended December 31, 2006. McGladrey & Pullen, LLP's opinion on the Consolidated Financial Statements of First Litchfield Financial Corporation and subsidiary for the year ended December 31, 2006 is included in the First Litchfield Financial Corporation 2006 Annual Report on Form 10-K.

         During the period covering the fiscal years ended December 31, 2006 and 2005, McGladrey & Pullen, LLP and RSM McGladrey, Inc. performed the following professional services:

                     First Litchfield Financial Corporation
                     Principal Accountant Fees and Services
                     Years Ended December 31, 2006 and 2005

Description                                               2006         2005

Audit Fees, consist of fees for professional            $161,165     $141,227
services  rendered  for  the  audit  of  the
consolidated financial statements and review
of   financial    statements   included   in
quarterly  reports on Form 10-Q and services
connected   with  statutory  and  regulatory
filings or engagements.

Audit-related  Fees are fees principally for            $ 10,200     $  9,500
professional   services   rendered  for  the
audits  of  the  FHLB  Qualified  Collateral
Report  and  the  financial   statements  of
Common Trust Fund A, and consultations on various accounting matters.

Tax  Fees  consist  of fees  for tax  return            $ 14,800     $ 11,500
preparation, planning and tax advice for the Company and Common Trust Fund A.

All Other Fees                                          $      0     $      0

Independence

         The Audit Committee of the Board of Directors of the Company has considered and determined that the provision of services rendered by McGladrey & Pullen, LLP relating to audit related and tax service matters above, is compatible with maintaining the independence of such accountants.

         A representative of McGladrey & Pullen, LLP will be available at the Annual Meeting to answer questions and will be afforded the opportunity to make a statement if he or she desires to do so.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

         The Audit Committee's policy is to require pre-approval of all audit and non-audit services provided by the independent auditors, other than those listed under the de minimus exception. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to a particular service or category of services, and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expeditious delivery of services is necessary. The independent auditors and management are required to report to the full Audit Committee regarding the extent of services provided by independent auditors in accordance with this pre-approval, and the fees for the services performed to date. All of the audited-related fees, or tax fees or other fees paid in 2006 was approved per the

Audit Committee's pre-approval policies.

Required Vote For Ratification of the Independent Auditors

         The affirmative vote of a majority of the shares represented at the meeting is required to ratify the appointment of the independent auditors for the year ending December 31, 2007.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                VOTE FOR RATIFICATION OF THE INDEPENDENT AUDITORS

                                  PROPOSAL (3)
                   APPROVAL OF THE 2007 RESTRICTED STOCK PLAN

         On April 4, 2007, the Board of Directors adopted the First Litchfield Financial Corporation 2007 Restricted Stock Plan (the "Restricted Stock Plan"). The Board believes that restricted stock awards can serve as an important element in attracting and retaining executive officers and key employees who are expected to contribute to the Company's growth and success. The Company does not currently have a restricted stock plan.

Summary of Restricted Stock Plan

         The following is a brief summary of the Restricted Stock Plan. The following summary is qualified in its entirety by reference to the Restricted Stock Plan, a copy of which is included as Appendix A to this Proxy Statement and incorporated herein by reference.

Shares Subject to the Restricted Stock Plan

         The number of shares of Common Stock which may be issued under the Restricted Stock Plan may not exceed 25,000 shares. If any restricted stock award is terminated, surrendered, canceled or forfeited, the unused shares of Common Stock covered by such restricted stock award will again be available for grant under the Restricted Stock Plan.

         On April 12, 2007, the last reported sale price of Common Stock on the over-the-counter market was $18.90 per share.

Eligibility to Receive Stock Awards

         The Corporation's executive officers and other key employees are eligible to be granted restricted stock awards under the Restricted Stock Plan. The granting of restricted stock awards under the Restricted Stock Plan is discretionary and the Board cannot currently determine whether restricted stock awards will be granted in the future to any particular person or group. No awards of restricted stock have made to date.

Description of Restricted Stock Grants

         Restricted stock granted pursuant to the Restricted Stock Plan is subject to forfeiture in the event that the conditions specified in the applicable restricted stock agreement are not satisfied prior to the end of the applicable restriction period established for such restricted stock award. The restricted stock becomes vested, and not subject to forfeiture, in one or more installments, upon the happening of certain events, upon the passage of a specified period of time, upon the fulfillment of certain conditions or upon the achievement by the Company or the Bank of certain performance goals, or any combination of the above, as the Compensation Committee shall decide in each case when the restricted stock is awarded.

         In the event of a change of control of the Company, all shares of restricted stock will become fully vested. Also, upon the death or disability of a participant, all shares of restricted stock awarded to him or her will become fully vested. Generally, any shares of restricted stock that have not vested on the date of termination of employment are forfeited by such person when such person terminates employment with the Company.

Administration

         The Restricted Stock Plan is administered by the Company's Compensation Committee, whose members are appointed by the Board of Directors. The
Compensation Committee has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the Restricted Stock Plan and to interpret the provisions of the Restricted Stock Plan. Subject to any applicable limitations contained in the Restricted Stock Plan, the Compensation Committee selects the recipients of stock awards and determines:

         o  the quantity of such stock awards; and

         o the conditions, terms and limitations of restricted stock awards to be set forth in a restricted stock agreement.

         In the event of a reorganization, recapitalization, stock dividend or stock split, or combination or other change in the Common Stock identified by the Compensation Committee, the Compensation Committee, in its sole discretion, may make such adjustments, if any, in (i) the number and type of shares authorized for issuance by the Restricted Stock Plan and (ii) the number and type of shares specified in any applicable restricted stock agreement.

Amendment or Termination

         No restricted stock grant may be made under the Restricted Stock Plan after April 4, 2017. The Compensation Committee may at any time amend, suspend or terminate the Restricted Stock Plan.

Federal Income Tax Consequences

         The following is a summary of the United States federal income tax consequences that generally will arise with respect to restricted stock grants granted under the Restricted Stock Plan.

Tax Consequences to the Holder

         A participant will not recognize taxable income upon the grant of a restricted stock award, unless the participant makes an election under Section 83(b) of the Internal Revenue Code (a Section 83(b) Election"). If the participant makes a Section 83(b) Election within 30 days of the date of the grant, then the participant will recognize ordinary compensation income, for the year in which the restricted stock award is granted, in an amount equal to the difference between the fair market value of the Common Stock at the time the restricted stock award is granted and the purchase price paid for the Common Stock, if any. If a participant makes a Section 83(b) Election and then forfeits the Common Stock, such participant will not be permitted to reverse the amount of ordinary income recognized, but will have a capital loss of such amount. If a
Section 83(b) Election is not made, the participant will recognize ordinary compensation income at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the Common Stock at the time of such lapse and the original purchase price paid for the Common Stock, if any.

         The participant will have a tax basis in the Common Stock acquired upon a restricted stock award equal to the sum of the price paid, if any, and the amount of ordinary compensation income recognized.

         Upon the disposition of the Common Stock acquired pursuant to a stock award, the participant will recognize a capital gain or loss equal to the difference between the sale price of the Common Stock and the participant's tax basis in the Common Stock. The gain or loss will be a long-term capital gain or loss if the shares are held for more than one year. For this purpose, the holding period will begin just after the date on which the forfeiture provisions or restrictions lapse if a Section 83(b) Election is not made, or just after the date the restricted stock award is granted, if a Section 83(b) Election is made.

         This description is only a summary of current law and does not reflect any tax consequences in any other jurisdiction. Each participant is urged to seek advice from his or her personal tax adviser.

Tax Consequences to the Company

         The Company generally will be entitled to a business expense deduction with respect to any ordinary compensation income recognized by a participant under the Restricted Stock Plan at the same time that the participant recognizes ordinary compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Internal Revenue Code. In general, the sale of any Common Stock acquired under the Restricted Stock Plan will not have any tax consequences to the Company.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE 2007 RESTRICTED STOCK PLAN

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any other matters to be presented for action by the shareholders at the 2007 Annual Meeting. If, however, any other matters not now known are properly brought before the meeting, the persons named in the accompanying Proxy will vote such Proxy in accordance with the determination of a majority of the Board of Directors.

                            PROPOSALS OF SHAREHOLDERS

         Under the Company's Bylaws, for business proposed by a shareholder (other than director nomination) to be a proper subject for action at an Annual Meeting of Shareholders, in addition to any requirement of law, the shareholder must timely request that the proposal be included in the Company's proxy statement for the meeting. The Company received no such request from any shareholder with respect to the 2007 Annual Meeting.

         In order to be included in the Company's proxy statement and form of proxy for the 2008 Annual Meeting of Shareholders and in order to be a proper subject for action at that meeting, proposals of shareholders intended to be presented to that meeting must be received at the Company's principal executive offices by December 16, 2007, pursuant to proxy soliciting regulations of the SEC. The SEC's rules contain standards as to what shareholder proposals are required to be in the proxy statement. Any such proposal will be subject to 17 C.F.R. ss.240.14a-8 of the rules and regulations promulgated by the SEC. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and form of proxy for such meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time. In addition, under the Company's Bylaws, shareholders who wish to nominate a director or bring other business before an annual meeting must comply with the following:

         You must be a shareholder of record and must have given timely notice in writing to the Secretary of the Company.

         Your notice must contain specific information required in the Company's Bylaws.

         Any other proposal for consideration by shareholders at the Company's 2008 annual meeting of shareholders must be delivered to, or mailed to and received by, the Company's Assistant Secretary of the Company not less than 45 days nor more than 90 days prior to the date of the meeting if the Company gives at least 30 days notice or prior public disclosure of the meeting date to shareholders.

         Shareholder proposals should be mailed to: Secretary, George M. Madsen,
First  Litchfield  Financial  Corporation,   P.O.  Box  578,  13  North  Street,
Litchfield, Connecticut 06759.

                          ANNUAL REPORT TO SHAREHOLDERS

         The Company files with the Securities and Exchange Commission Annual Reports on Form 10-K. A copy of the Company's Annual Report on Form 10-K, without exhibits and Annual Report to Shareholders, including consolidated financial statements, may be obtained without charge upon written request to:
Carroll A. Pereira, Treasurer, First Litchfield Financial Corporation, P.O. Box 578, 13 North Street, Litchfield, Connecticut 06759.

                                             By Order of the Board of Directors

                                             /s/ George M. Madsen

April 24, 2007                               George M. Madsen
                                             Secretary

                                                                      Appendix A

                     FIRST LITCHFIELD FINANCIAL CORPORATION

                           2007 RESTRICTED STOCK PLAN

                                    ARTICLE I

                                 Purpose of Plan
                                 ---------------

         The 2007 Restricted Stock Plan (the "Plan") of First Litchfield Financial Corporation, a Delaware corporation (the "Corporation"), is established effective as of April 4, 2007 (the "Effective Date") for present and future executives, and other key employees of the Corporation and The First National Bank of Litchfield (the "Bank"), as may be selected by the Committee. The Plan is intended to advance the best interests of the Corporation and its stockholders by providing those persons who have a substantial responsibility for its management and growth with additional incentives by allowing them to acquire an ownership interest in the Corporation and thereby encouraging them to contribute to the success of the Corporation and the Bank.


                                   ARTICLE II

                                   Definitions
                                   -----------

         For purposes of the Plan, the following terms shall have the meanings set forth below:

         "Board" shall mean the Board of Directors of the Corporation.
          -----

         "Change  of  Control"   shall  mean  (a)  a   reorganization,   merger,
          -------------------
consolidation or sale of substantially all of the assets of the Corporation, or a similar transaction in which the Corporation is not the resulting entity or
(b) individuals who constitute the Incumbent Board cease for any reason to constitute a majority thereof.

         "Committee" shall mean the Compensation  Committee of the Board or such
          ---------
other committee which may be designated by the Board to administer the Plan. The Committee shall be composed of two or more Non-Employee Directors, as defined in Rule 16b-3 under the 1934 Act, as such Rule 16b-3 may be amended from time to time, as appointed from time to time to serve by the Board.

         "Common Stock" shall mean shares of the Corporation's Common Stock, par
          ------------
value $0.01 per share, or if the outstanding shares of Common Stock are hereafter changed into or exchanged for different shares or securities of the Corporation, such other shares or securities.

         "Disability"   shall  mean  the  Participant's   inability  to  perform
          ----------
substantially all normal duties of the Participant's position, as determined by the Committee in its sole discretion. As a condition to such determination, the Committee may require the Participant to submit to such physical or mental evaluations and tests as the Committee deems appropriate.

         "Incumbent  Board" shall mean the members of the Board on the Effective
          ----------------
Date of the Plan, provided that any person becoming a member of the Board subsequent to such Effective Date, whose election was approved by a vote of at least three-quarters of the members of the Board comprising the Incumbent Board, or whose nomination for election by members of stockholders was approved by the nominating committee serving under an Incumbent Board, shall be considered as though he or she were a member of the Incumbent Board.

         "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.
          --------

         "Participant"  shall mean any present and future executive or other key
          -----------
employee of the Corporation or the Bank who has been selected to participate in the Plan by the Committee.

         "Person" shall mean an  individual,  a  partnership,  a corporation,  a
          ------
limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

         "Restricted Stock Grants" shall have the meaning set forth Section 5.1.
          -----------------------

         "Termination  of Service"  shall mean the  Participant's  ceasing to be
          -----------------------
employed by the Corporation or the Bank for any reason whatsoever, voluntary or involuntary, other than by reason of death or Disability or an approved leave of absence.

                                   ARTICLE III

                                 Administration
                                 --------------

          The Plan shall be administered by the Committee,  provided that if for
                                                            -------------
any reason the Committee shall not have been appointed by the Board, all authority and duties of the Committee under the Plan shall be vested in and exercised by the Board. Subject to the limitations of the Plan, the Committee shall have the sole and complete authority to: (i) select Participants to receive Restricted Stock Grants, (ii) award Restricted Stock Grants to any Participant at any time prior to the termination of this Plan in such quantity, at such price, on such terms and subject to such conditions as are consistent with this Plan and established by the Committee from time to time, (iii) impose such limitations, restrictions and conditions upon any Restricted Stock Grant made to any Participant as it shall deem appropriate, (iv) interpret the Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan, (v) correct any defect or omission or reconcile any inconsistency in the Plan or in any Restricted Stock Grants awarded thereunder and (vi) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. Determinations by the Board or the Committee under the Plan including, without limitation, determinations of the Participants eligible for the Restricted Stock Grants, the form, amount and timing of Restricted Stock Grants, the terms and provisions of Restricted Stock Grants, and the writings evidencing Restricted Stock Grants, need not be uniform and may be made selectively among Participants who receive Restricted Stock Grants hereunder, whether or not such Participants are similarly situated. The Board's or Committee's determinations on matters within its authority shall be conclusive and binding upon the Participants, the Corporation and all other Persons. All expenses associated with the administration of the Plan shall be borne by the Corporation.

                                   ARTICLE IV

                   Shares Eligible for Restricted Stock Grants
                   -------------------------------------------

         0.1  Number of Shares of Common  Stock.  The number of shares of Common
              ---------------------------------
Stock which may be awarded as Restricted Stock Grants shall not exceed, in the aggregate, 25,000 shares, provided that the type and the aggregate number of
                             -------- ----
shares of Common Stock which may be granted under the Plan shall be subject to adjustment in accordance with the provisions of paragraph 4.2 below, and further
                                                                         -------
provided  that to the extent any shares of Common Stock that are awarded under a
--------  ----
Restricted Stock Grant that has terminated or been canceled, or any shares of Common Stock that have been forfeited in any manner, shall again be available under the Plan. The shares of Common Stock available under the Plan may be either authorized and unissued shares, treasury shares or a combination thereof, as the Committee shall determine.

         0.2 Adjustments.  In the event of a  reorganization,  recapitalization,
             -----------
stock dividend or stock split, or combination or other change, identified by the Committee, in the Common Stock, the Committee may make such adjustments, if any, in the number and type of shares authorized for issuance by the Plan as may be determined to be appropriate and equitable in the sole discretion of the Committee, provided that fractions of a share will be rounded down to the nearest whole share.

                                    ARTICLE V

                             Restricted Stock Grants
                             -----------------------

         5.1 Restricted  Stock Grants.  The Committee may award shares of Common
             ------------------------
Stock to Participants, which shares shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe ("Restricted Stock Grants"):

         (a) Restricted Stock Grants may become vested, and not subject to forfeiture, in one or more installments, upon the happening of certain events, upon the passage of a specified period of time, upon the fulfillment of certain conditions or upon the achievement by the Corporation or the Bank of certain performance goals, as the Committee shall decide in each case when Restricted Stock Grants are awarded.

         (b) In the event of a Change of Control, all of the shares of Common Stock under a Restricted Stock Grant shall become fully vested, and not subject to forfeiture, for any Participant who is employed by the Corporation or the Bank at the time of the Change of Control.

(c) All of the shares of Common Stock under a Restricted Stock Grant shall become fully vested, and not subject to forfeiture, upon the death or Disability of any Participant who is employed by the Corporation or the Bank at the time of the Participant's death or Disability.

         (d) Restricted Stock Grants hereunder shall be subject to the terms and conditions of the Plan and a written agreement (a "Restricted Stock Agreement") which shall be signed by the

Participant and by the Chairman of the Board, the Chief Executive Officer or the President of the Corporation for and on behalf of the Corporation and which shall contain such terms and conditions as the Committee shall deem necessary and desirable.

         5.2  Forfeiture  Upon  Termination  of  Service.  Except  as  otherwise
              ------------------------------------------
provided in Section 5.1 or as otherwise provided by the Committee in the Restricted Stock Agreement for a Participant's Restricted Stock Grant, any portion of such Participant's shares of Common Stock that was not vested on the date of such Participant's Termination of Service shall be forfeited as of such date.

                                   ARTICLE VI

                               General Provisions
                               ------------------

         6.1 Listing,  Registration  and Compliance  with Laws and  Regulations.
             ------------------------------------------------------------------
Restricted Stock Grants awarded under this Plan shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares of Common Stock granted under the Plan upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the award of Restricted Stock Grants under the Plan, no Restricted Stock Grants may be granted, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holders of such Restricted Stock Grants shall supply the Corporation with such certificates, representations and information as the Corporation shall request and shall otherwise cooperate with the Corporation in obtaining such listing, registration, qualification, consent or approval. In the case of holders of such Restricted Stock Grants who are subject to Section 16(b) of the 1934 Act, the Committee may at any time impose any limitations upon the grant and/or vesting of Restricted Stock Grants that, in the Committee's discretion, are necessary or desirable in order to comply with such Section 16(b) and the rules and regulations thereunder.

         6.2  Withholding  of  Taxes.  The  Corporation  or the  Bank  shall  be
              ----------------------
entitled, if necessary or desirable, to withhold from any Participant any amounts due and payable by the Corporation or the Bank to such Participant (or secure payment from such Participant in lieu of withholding) the amount of any withholding or other tax due from the Corporation or the Bank with respect to any shares of Common Stock subject to Restricted Stock Grants, and the Corporation may defer such issuance unless indemnified to its satisfaction.

         6.3 Rights of  Participants.  Nothing in this Plan or in any Restricted
             -----------------------
Stock Agreement shall interfere with or limit in any way the right of the Corporation or the Bank to terminate any Participant's employment at any time (with or without cause), nor confer upon any Participant any right to continue in the employ of the Corporation or the Bank for any period of time or to continue his or her present (or any other) rate of compensation, and except as otherwise provided under the Plan or by the Committee in the Restricted Stock Agreement, in the event of any Participant's termination of employment (including, but not limited to, the termination by the Corporation or the Bank without cause), any portion of such Participant's Restricted Stock Grant that was not previously vested shall be forfeited or expire as of the date of such termination. No employee shall have a right to be selected to receive a Restricted Stock Grant or, having been so elected, to be selected again to receive a Restricted Stock Grant.

         6.4 Amendment,  Suspension  and  Termination of Plan. The Committee may
             ------------------------------------------------
suspend or terminate the Plan or any portion thereof at any time and may amend from time to time in such respects as the Committee may deem advisable, provided
                                                                        --------
that no such amendment shall be made without stockholder  approval to the extent
----
such approval is required by law, agreement or the rules of any exchange upon which the shares of Common Stock are listed, and further provided that no such
                                                  ----------------------
amendment, suspension or termination shall impair the rights of Participants in respect of then outstanding Restricted Stock Grants awarded under this Plan without the consent of the Participants affected thereby. No Restricted Stock Grants shall be awarded hereunder after the tenth anniversary of the adoption of the Plan.

         6.5  Amendment,   Modification  and  Cancellation  of  Agreements.  The
              ------------------------------------------------------------
Committee may amend, modify or cancel any Restricted Stock Agreement in any manner to the extent that the Committee would have had the authority under the Plan initially to award such Restricted Stock Agreement, provided that no such amendment, modification or cancellation shall impair the rights of any Participant under any or Restricted Stock Agreement without the consent of such Participant.

         6.6   Indemnification.   In   addition   to  such   other   rights   of
               ---------------
indemnification as they may have as members of the Board or the Committee, the members of the Committee shall be indemnified by the Corporation against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any awards of Restricted Stock Grants awarded thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, provided that any such Committee member shall be entitled to the indemnification rights set forth in this paragraph 6.6 only if such member has acted in good faith and in a manner that such member reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful, and further provided that upon the institution of any such action, suit or proceeding a Committee member shall give the Corporation written notice thereof and an opportunity, at its own expense, to handle and defend the same before such Committee member undertakes to handle and defend it on his own behalf.

         6.7 Term of the Plan.  This Plan shall be effective as of the Effective
             ----------------
Date, subject to the approval of the Plan by the affirmative vote of the stockholders of the Corporation entitled to vote thereon at the time of such approval. No Restricted Stock Grants shall be awarded under the Plan after the tenth anniversary of the Effective Date of the Plan, but Restricted Stock Grants awarded theretofore shall continue beyond that date in accordance with the terms of the Restricted Stock Agreements.

                                 * * * * * * * *

    PROXY FOR 2007 ANNUAL MEETING OF FIRST LITCHFIELD FINANCIAL CORPORATION
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                     FIRST LITCHFIELD FINANCIAL CORPORATION

         The undersigned holder(s) of the Common Stock of First Litchfield Financial Corporation (the "Company") do hereby nominate, constitute and appoint Herbert L. Curtiss, Jr. and Arthur B. Webster of Litchfield County, Connecticut, jointly and severally, as our proxies with full power of substitution, for us and in our name, place and stead to vote all the Common Stock of said Company, standing in our name on its books on April 3, 2007 at the Annual Meeting of its shareholders to be held at the Torrington Country Club, Route 4, Goshen, Connecticut on Wednesday, May 16, 2007 at 3:00 p.m. or at any adjournment thereof with all the powers the undersigned would possess if personally present, as follows:

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS (1), (2) & (3)

(1)      ELECTION OF DIRECTORS:
         To re-elect the following four (4) Directors to the Board of Directors each to serve for a term of three (3) years and until their successors are elected and qualified, as described in the Proxy Statement (Nominees: George M. Madsen, Alan B. Magary, William J. Sweetman and Patricia D. Werner). To re-elect the following one (1) Director to the Board of Directors to serve for a term of two (2) years and until his successor is elected and qualified, as described in the Proxy Statement (Nominee: Gregory S. Oneglia).

         [_] FOR ALL NOMINEES  [_] WITHHOLD AUTHORITY       [_] FOR ALL NOMINEES
                                   TO VOTE FOR ALL NOMINEES     EXCEPT AS
                                                                WRITTEN BELOW:

                                                             -------------------
                                                             -------------------
(2)      APPOINTMENT OF AUDITORS:
         To ratify the appointment of McGladrey & Pullen, LLP as the Company's independent auditors for the year ending December 31, 2007.

         [_] FOR               [_] AGAINST                  [_] ABSTAIN

(3)      FIRST LITCHFIELD RESTRICTED STOCK PLAN:
         To adopt the First Litchfield Financial Corporation 2007 Restricted Stock Plan.

         [_] FOR               [_] AGAINST                  [_] ABSTAIN

(4)      OTHER BUSINESS:
         To transact such other business as may properly come before the meeting, or any adjournments thereof. Management knows of no other business to be presented by or on behalf of the Company or its management at the meeting. However, if any other matters are properly brought before the meeting, the persons named in this Proxy or their substitutes will vote in accordance with the determination of a majority of the Board of Directors.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION INDICATED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1; "FOR" THE RATIFICATION OF THE COMPANY'S APPOINTMENT OF INDEPENDENT AUDITORS (PROPOSAL 2); "FOR" THE ADOPTION OF THE FIRST LITCHFIELD RESTRICTED 2007 STOCK PLAN (PROPOSAL 3) AND IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO ANY OTHER MATTERS.

         DATE:                                      PLEASE SIGN, DATE AND RETURN
               -------------------------


                                                                          (L.S.)
                                                    ----------------------


                                                                          (L.S.)
                                                    ----------------------

                                                    Please sign  exactly as name
                                                    appears.   When  shares  are
                                                    held in more  than one name,
                                                    including   joint   tenants,
                                                    each party should sign. When
                                                    signing     as     attorney,
                                                    executor,     administrator,
                                                    trustee  or  guardian,  give
                                                    full title as such.

  THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY WRITTEN NOTICE
         TO THE COMPANY OR MAY BE WITHDRAWN AND YOU MAY VOTE IN PERSON
                      SHOULD YOU ATTEND THE ANNUAL MEETING
                             PLEASE SIGN AND RETURN